                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              --------------------


                        Date of Report: December 31, 2001

                              --------------------

                       HUNTINGTON PREFERRED CAPITAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                              --------------------


      OHIO                     000-33243                      31-1356967
 ---------------         ---------------------            ------------------
(State or Other          (Commission File No.)             (IRS employer
Jurisdiction of                                           identification number)
Incorporation or
Organization)
                          --------------------


                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300

               (Address, Including Zip Code, And Telephone Number
                       Including Area Code of Registrant's
                          Principal Executive Offices)


                              ---------------------

Item 2.  Acquisition or Disposition of Assets.

On December 31, 2001, in anticipation of the eventual sale of the Florida operations of Huntington Bancshares Incorporated ("HBI") to SunTrust Banks, Inc. ("SunTrust"), which is expected to close in the first quarter of 2002, Huntington Preferred Capital, Inc. ("HPCI") completed its previously announced distribution of participation interests in Florida-related loans to its common shareholders, Huntington Preferred Capital Holdings, Inc. ("Holdings") and HBI. Holdings is HPCI's parent company. This distribution approximated $1.273 billion and consisted of cash and the net book value of participation interests in loans which are expected to be included in the sale to SunTrust, including the related accrued interest and allowance for loan losses, representing approximately 17% of HPCI's total assets. After the distribution, HPCI's pro forma total assets as of September 30, 2001, were $6.335 billion.


Item 7.  Financial Statements and Exhibits

         (b) Pro Forma Financial Information.

         Pro forma financial information reflecting the effect of the distribution as described in Item 2 above are included in this Current Report on Form 8-K on pages F-1 through F-5 attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HUNTINGTON PREFERRED CAPITAL, INC.


Date:    January 15, 2002              By: /s/ John Van Fleet
         -------------------           ---------------------------------------
                                              John Van Fleet, Vice President
                                              and Treasurer

                       HUNTINGTON PREFERRED CAPITAL, INC.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                   (UNAUDITED)


         The unaudited pro forma consolidated financial statements give effect to the distribution of HPCI's participation interests in Florida-related loans in anticipation of HBI's sale of Florida operations to SunTrust Banks, Inc. HPCI's distribution of $1.273 billion consisted of cash and the net book value of participation interests, along with related allowance for loan losses and accrued interest, representing 17% of its total assets. These unaudited pro forma consolidated financial statements reflect the distribution, which occurred on December 31, 2001.

         The unaudited pro forma consolidated financial statements on the following pages present:

         - the historical consolidated balance sheet of HPCI as of September 30, 2001, giving effect to the distribution of the participation interests in Florida-related loans as if it had occurred on that date; and
         - the issuance of HPCI's Class C and Class D preferred securities in exchange for loan participation interests and other assets that occurred in October 2001, and
         - the historical consolidated statements of income of HPCI for the nine months ended September 30, 2001, and for the twelve months ended December 31, 2000, in each case giving effect to the distribution of the participation interests in Florida-related loans, return of capital to HPCI's common shareholders and the preferred dividends on all classes of preferred securities as if it had been effected at the beginning of the periods presented.

         These unaudited pro forma results include management's best estimate of the impact of the distribution of the participation interests in Florida-related loans and the issuance of Class C and Class D preferred securities. These estimates may not be indicative of the financial position or results of operations that actually would have occurred had the transaction been consummated during the periods or as of the dates indicated, or which will be attained in the future. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements included in HPCI's Registration Statement on Form S-11, file number 333-61182, as declared effective on October 15, 2001, and all amendments thereto, and HPCI's Quarterly Report on Form 10-Q for the period ended
September 30, 2001.

              HUNTINGTON PREFERRED CAPITAL, INC.
         Pro Forma Consolidated Balance Sheet
                 At September 30, 2001
                      (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                  Exchange of                       Distribution
                                                                  Assets for                             of
                                                                  Preferred            HPCI           Florida            HPCI
(in thousands of dollars)                             HPCI        Securities        Pro Forma      Participations     Pro Forma
------------------------------------------------ -------------    -----------     -------------    --------------   -------------
                                                                    (A)                               (B)
ASSETS
Cash and due from banks                           $    46,699                      $    46,699      $     (1,697)    $    45,002
Interest bearing deposits in banks                    614,378                          614,378                           614,378
Due from Huntington Preferred
  Capital Holdings, Inc.                              194,822                          194,822                           194,822
Loan participations                                 6,378,463      $ 452,580         6,831,043        (1,283,034)      5,548,009
     Less allowance for loan losses                    91,931         86,525           178,456           (18,604)        159,852
                                                 -------------    -----------     -------------     -------------   -------------
Net loan participations                             6,286,532        366,055         6,652,587        (1,264,430)      5,388,157
                                                 -------------    -----------     -------------     -------------   -------------
Premises and equipment                                    785         45,373            46,158                            46,158
Accrued income and other assets                        50,045          3,543            53,588            (6,932)         46,656
                                                 -------------    -----------     -------------     -------------   -------------
TOTAL ASSETS                                      $ 7,193,261      $ 414,971       $ 7,608,232      $ (1,273,059)    $ 6,335,173
                                                 =============    ===========     =============     =============   =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Dividends payable on Class B preferred
  stock                                           $    15,090                         $ 15,090      $        ---        $ 15,090
                                                 -------------                    -------------     -------------   -------------
     Total Liabilities                                 15,090                           15,090               ---          15,090
                                                 -------------                    -------------     -------------   -------------

Shareholders' equity
     Preferred shares, $25 par value                      ---                              ---                               ---
     Class A Preferred stock, $1,000 par value          1,000                            1,000                             1,000
     Class B Preferred stock, $1,000 par value        400,000                          400,000                           400,000
     Class C preferred shares, $25 par value              ---        $50,000            50,000                            50,000
     Class D preferred shares, $25 par value              ---        350,000           350,000                           350,000
     Common stock - without par value               6,341,717         14,971         6,356,688        (1,273,059)      5,083,629
     Retained earnings                                435,454                          435,454                           435,454
                                                 -------------    -----------     -------------     -------------   -------------
     Total Shareholders' Equity                     7,178,171        414,971         7,593,142        (1,273,059)      6,320,083
                                                 -------------    -----------     -------------     -------------   -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $ 7,193,261      $ 414,971       $ 7,608,232      $ (1,273,059)    $ 6,335,173
                                                 =============    ===========     =============     =============   =============


ASSET QUALITY DATA
   Non-performing assets                               83,812                          192,431                           187,303
   Non-performing loans as a % of total
      loan participations                               1.31%                            2.82%                              3.38%
   Non-performing loans as a % of total
      assets                                            1.17%                            2.53%                              2.96%
   Allowance for loan losses as a % of non-
      performing loans underlying participations      109.69%                           92.74%                             85.34%
   Allowance for loan losses as a % of
      total loan participations                         1.44%                            2.61%                              2.88%





See Notes to Unaudited Pro Forma Consolidated Financial Statements.

             HUNTINGTON PREFERRED CAPITAL, INC.
         Pro Forma Consolidated Statement of Income
        For the Nine Months Ended September 30, 2001
                        (Unaudited)

----------------------------------------------------------------------------------------------------------------------------------

                                                              Exchange of                         Distribution
                                                              Assets for                                of
(in thousands of dollars,                                      Preferred              HPCI           Florida              HPCI
   except per share amounts)                HPCI              Securities          Pro Forma       Participations       Pro Forma
---------------------------------------  --------------     ---------------     --------------   ----------------   --------------
                                                                 (A)                                   (B)
Interest and fee income
   Interest on loan participations           $ 337,169            $ 27,108          $ 364,277        $   (74,581)     $   289,696
   Fees                                          5,659                 455              6,114             (1,252)           4,862
   Interest bearing deposits in banks           23,426                 ---             23,426                ---           23,426
                                         --------------     ---------------     --------------    ---------------   --------------
TOTAL INTEREST AND FEE INCOME                  366,254              27,563            393,817            (75,833)         317,984
                                         --------------     ---------------     --------------    ---------------   --------------

NET INTEREST INCOME                            366,254              27,563            393,817            (75,833)         317,984
Provision for loan losses                          371                 ---                371                ---              371
                                         --------------     ---------------     --------------    ---------------   --------------
NET INTEREST INCOME
  AFTER PROVISION FOR LOAN LOSSES              365,883              27,563            393,446            (75,833)         317,613
                                         --------------     ---------------     --------------    ---------------   --------------

Non-interest income                                 43               4,767              4,810                ---            4,810
Non-interest expense                             6,289               5,045             11,334             (1,398)           9,936
                                         --------------     ---------------     --------------    ---------------   --------------

INCOME BEFORE INCOME TAXES                     359,637              27,285            386,922            (74,435)         312,487
Provision for income taxes                         ---                 ---                ---                ---              ---
                                         --------------     ---------------     --------------    ---------------  ---------------

NET INCOME                                   $ 359,637            $ 27,285          $ 386,922        $   (74,435)     $   312,487
                                         ==============     ===============     ==============    ===============  ===============


PREFERRED STOCK DIVIDENDS                    $  15,090                              $  29,134                         $    29,134
                                         ==============                         ==============                     ===============

NET INCOME APPLICABLE TO
  COMMON SHARES                              $ 344,547                              $ 357,789                         $   283,354
                                         ==============                         ==============                     ===============

PER COMMON SHARE (1)
     Net income
          Basic & Diluted                       $24.61                                 $25.56                              $20.24

     Cash Dividends                              $ ---                                  $ ---                               $ ---

AVERAGE COMMON SHARES (1)
     Basic & Diluted                        14,000,000                             14,000,000                          14,000,000



(1) Adjusted for the 18,666.66667-to-1 stock split in April 2001.



See Notes to Unaudited Pro Forma Consolidated Financial Statements.

              HUNTINGTON PREFERRED CAPITAL, INC.
          Pro Forma Consolidated Statement of Income
         For the Twelve Months Ended December 31, 2000
                          (Unaudited)

----------------------------------------------------------------------------------------------------------------------------------

                                                                Exchange of                       Distribution
                                                                Assets for                             of
(in thousands of dollars,                                       Preferred             HPCI          Florida             HPCI
   except per share amounts)                   HPCI             Securities         Pro Forma      Participations       Pro Forma
---------------------------------------   ----------------   ---------------    ---------------  ----------------   ---------------
                                                                 (A)                                (B)
Interest and fee income
   Interest on loan participations              $ 451,913          $ 36,144           $488,057       $ (99,441)        $ 388,616
   Fees                                             4,092               327              4,419            (900)            3,519
   Interest bearing deposits in banks              33,095               ---             33,095             ---            33,095
                                          ----------------   ---------------    ---------------  --------------   ---------------
TOTAL INTEREST AND FEE INCOME                     489,100            36,471            525,571        (100,341)          425,230
                                          ----------------   ---------------    ---------------  --------------   ---------------

NET INTEREST INCOME                               489,100            36,471            525,571        (100,341)          425,230
Provision for loan losses                             ---               ---                ---             ---               ---
                                          ----------------   ---------------    ---------------  --------------   ---------------
NET INTEREST INCOME
  AFTER PROVISION FOR LOAN LOSSES                 489,100            36,471            525,571        (100,341)          425,230
                                          ----------------   ---------------    ---------------  --------------   ---------------

Non-interest income                                   ---             6,356              6,356             ---             6,356
Non-interest expense                                7,983             6,678             14,661          (1,721)           12,940
                                          ----------------   ---------------    ---------------  --------------   ---------------

INCOME BEFORE INCOME TAXES                        481,117            36,149            517,266         (98,620)          418,646
Provision for income taxes                            ---               ---                ---             ---               ---
                                          ----------------   ---------------    ---------------  --------------   ---------------

NET INCOME                                      $ 481,117          $ 36,149           $517,266       $ (98,620)        $ 418,646
                                          ================   ===============    ===============  ==============   ===============


PREFERRED STOCK DIVIDENDS                                                             $ 36,495                          $ 36,495
                                                                                ===============                   ===============

NET INCOME APPLICABLE TO
  COMMON SHARES                                                                       $480,771                         $ 382,151
                                                                                ===============                   ===============

PER COMMON SHARE(1)
     Net income
          Basic & Diluted                          $34.36                               $34.34                            $27.30

     Cash Dividends                                 $ ---                                $ ---                             $ ---

AVERAGE COMMON SHARES(1)
     Basic & Diluted                           14,000,000                           14,000,000                        14,000,000






(1) Adjusted for the 18,666.66667-to-1 stock split in April 2001.




See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                       HUNTINGTON PREFERRED CAPITAL, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(A) Issuance of Noncumulative Exchangeable Perpetual Preferred Securities, Class C, at $25 par value, and Noncumulative Exchangeable Perpetual Preferred Securities, Class D, at $25 par value, to Holdings. For pro forma presentation purposes, dividends per share on Class A preferred securities are $80,000 per year, 4.4225% on the Class B preferred securities, 7.875% on the Class C preferred securities, and 4.225% on the Class D preferred securities. The pro forma consolidated statement of income for the nine months ended September 30, 2001 and twelve months ended December 31, 2000 present the dividend obligations assuming the preferred stock was outstanding for the entire period presented.

         These pro forma financial statements show that Holdings purchased all 2,000,000 Class C preferred securities and all 14,000,000 Class D preferred securities in exchange for the fair market value of the participation interests and leasehold improvements, which approximated $415 million, paid to HPCI by Holdings. Holdings paid $25 per Class C and Class D preferred security.

         Holdings' payment for the two classes of preferred securities was in the form of additional participation interests in the fair market value of commercial loans, including commercial real estate loans, and consumer loans, as well as leasehold interests. The underlying consumer loans included a combination of automobile, truck, and equipment loans. HPCI transferred the leasehold improvements to its wholly owned subsidiary, HPCLI, Inc. in exchange for common shares of HPCLI, Inc. HPCI intends to hold these participation interests as long term investments. Approximately 24% of the assets that were purchased from Holdings in exchange for the issuance of the preferred stock were non-performing in nature. The pro forma financial results include estimated income from these assets assumed under performing status, which may not be indicative of future results.


         Holdings, a statutory underwriter, sold the Class C preferred securities through an underwriting syndicate to the public for cash consideration of $25 per share. HPCI did not receive any of Holdings' proceeds from the sale. The proceeds, before expenses and commissions received by Holdings from the sale of the Class C preferred securities, was $50 million.

         Holdings paid all expenses and underwriting discounts and commissions involved with the offering to the public. The pro forma results of operations for the nine and twelve month periods include the interest income and servicing expense impacts of the participations purchased and depreciation for the leasehold improvements assuming the assets were transferred at the beginning of each period presented.

(B) On July 12, 2001, HBI announced a comprehensive strategic and financial restructuring plan. Under the plan, HBI signed a definitive agreement on September 26, 2001, to divest its Florida retail and corporate banking business. Approximately $1.3 billion of loans underlying HPCI's participation interests, representing 17% of its total assets, will be included in this sale.